Exhibit 10.2

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                       Novelis Founders Performance Award - Martha Brooks
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            Novelis Share Price Targets
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Initial Price - March 24       $21.82 - NYSE Closing Price on March 24, 2005
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8% Increase Price              $23.57 - Tranche #1
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16% Increase Price             $25.31 - Tranche #2
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25% Increase Price             $27.28 - Tranche #3
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               Performance Share Units (PSUs) To Be Awarded
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                                                            Share                Start of                 End of
                                    # of PSUs               Price               Measurement            Measurement
                                     Awarded              Target [1]              Period                  Period
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Tranche #1                                   23,750                $ 23.57    March 24, 2005          March 23, 2008
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Tranche #2                                   23,750                $ 25.31    March 24, 2006          March 23, 2008
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Tranche #3                                   23,750                $ 27.28    March 24, 2007          March 23, 2008
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        Total Potential Award                71,250
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[1] Closing share price on the NYSE must reach or exceed this level for 15 consecutive trading days

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          PSU Value at Share Price Target
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                                    # of PSUs            Share Price               Cash
                                  Paid in Cash              Target              Payment [1]
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Tranche #1                                   23,750                $ 23.57             $ 559,788
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Tranche #2                                   23,750                $ 25.31             $ 601,113
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Tranche #3                                   23,750                $ 27.28             $ 647,900
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        Total Potential Value                                                        $ 1,808,800
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[1] Actual payment will be based on closing share price on NYSE for 5 trading days prior to payment

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        Payment Date
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Tranche #1                    Later of March 24, 2006 or six months after PSUs awarded
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Tranche #2                    Later of March 24, 2007 or six months after PSUs awarded
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Tranche #3                    Later of March 24, 2008 or six months after PSUs awarded
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Agreed and Accepted by:

Executive's Name: Martha Brooks

Executive's Signature:        /s/ Martha Brooks                            Date: March 31, 2005
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